Debt	6 Months Ended
Jun. 30, 2020
Debt Disclosure [Abstract]
Debt	Debt
As at June 30, 2020 and December 31, 2019, we had the following liabilities for third party debt agreements:

(In $ millions)	As at June 30, 2020	As at December 31, 2019
Secured credit facilities	5,662	5,662
Senior Secured Notes	495	476
Credit facilities contained within variable interest entities	598	621
Total debt principal	6,755	6,759
Less: debt discount and fees	(120)	(136)
Carrying value	6,635	6,623

This was presented in our Consolidated Balance Sheets as follows:

(In $ millions)	As at June 30, 2020	As at December 31, 2019
Debt due within one year	420	343
Long-term debt	6,215	6,280
Total debt principal	6,635	6,623

Key changes to borrowing facilities

Senior secured notes
On April 10, 2019, we repurchased $311 million of our principal senior secured notes for $342 million. The $31 million additional cash paid represents the 7% purchase premium and settlement of accrued payment-in-kind and cash interest.

On July 15, 2019, $18 million of accrued payment-in-kind interest on our senior secured notes was compounded and additional notes were issued.

On January 15, 2020, $19 million of accrued payment-in-kind interest on our senior secured notes was compounded and additional notes were issued.

Collateral
Our credit facilities are secured by, among other things, liens on our drilling units. Our credit facility agreements contain cross-default provisions, meaning that if we defaulted and amounts became due and payable under one of our credit agreements, this would trigger a cross-default in our other facilities so that amounts outstanding under our other credit facility agreements become due and payable and capable of being accelerated.
Debt maturities
The outstanding debt as at June 30, 2020 is repayable as follows:

(In $ millions)	Year ended June 30,
2021	420
2022	786
2023	1,730
2024	1,430
2025	1,894
2026 and thereafter	495
Total debt principal (1)	6,755

(1)  Debt principal repayments, excluding cash and payment-in-kind interest.

Amortization Conversion Election facility ("ACE")
The above table assumes that we will make amortization payments on our secured credit facilities from June 2020. Per the terms of our senior secured credit facilities, we can elect to defer up to $500 million of such amortization payments until 2021 through the initiation of new loans.

In November 2019, we made the election to defer $63 million of balances that would have otherwise fallen due in the quarter ended March 2020. In March 2020, we elected to defer a further $74 million that would have otherwise fallen due in the current quarter and in June 2020 we elected to defer a further $111 million that would otherwise have fallen due in the quarter ended September 30, 2020. This leaves a remaining $252 million to be deferred in future periods. If we defer the remaining balance then the amounts due in the year ended June 30, 2021 will reduce to $168 million.

Substantial doubt over going concern
Since the fourth quarter of 2019, we have been engaged in discussions with our secured lenders regarding potential amendments to our credit facilities to provide operational flexibility and additional near-term liquidity by, among other things, converting certain interest payments under our credit facilities to payment-in-kind (“PIK”) interest and deferring certain scheduled amortization payments (or increasing the aggregate amount of such payments that may be converted to loans payable at the final scheduled maturity date of the relevant facility pursuant to the amortization conversion election provisions contained in the facility agreements). Our debt service is anticipated to be primarily comprised of interest through at least Q1 2021 because our facility agreements contain certain provisions that allow us to elect to defer and convert up to $500 million in the aggregate of scheduled amortization payments under certain of our credit facilities. We have already elected to use a portion of this capacity with respect to the scheduled amortization installments under our credit facilities occurring in Q1, Q2 and Q3 2020. We intend to continue exercising this option for each subsequent scheduled amortization payment date until such capacity is fully utilized; however, we cannot guarantee that we will be able to satisfy the conditions set forth in the facility agreements in order to be able to do so. We have forecasted that we will not be able to meet the requirements under our ongoing liquidity financial covenant contained in the facility agreements within a twelve-month period following the date of this report and had requested consent for certain liquidity enhancing measures in order to mitigate this. Failure to comply with such liquidity requirements could result in a default under the terms of our facility agreements if we are unable to obtain a waiver or amendment from our lenders for such non-compliance. We had also requested that our lenders consent to an extension of the periods before which we are required to comply with the net leverage and debt service coverage financial covenants in our facility agreements because we currently anticipate that we will not be able to meet these requirements when such covenants begin to be tested at the end of Q1 2021. If we are unable to comply with the net leverage and debt service covenants in our debt agreements between Q1 2021 and Q4 2021 this will lead to an interest margin increase of up to 100 bps in the form of PIK interest. However, this does not constitute an event of default.
Whilst substantial support was indicated by our secured lenders for the consents discussed above, as certain of the amendments impacting economic terms required 100% approval across 43 institutions, recent market uncertainties have prevented a coalescing of views. As a consequence, Seadrill has decided not to proceed with the bank consent and has retained financial and legal advisors to prepare for a comprehensive restructuring of the balance sheet. With the help of these advisors, we have engaged in negotiations with our lenders surrounding a comprehensive restructuring. Whilst we continue to evaluate various alternatives to address the cost of debt service and overall volume of debt, we anticipate that a comprehensive restructuring will require the use of an in-court process and may require a substantial conversion of our indebtedness to equity. As of June 30, 2020, Seadrill had $1.0 billion of cash which we believe provides sufficient liquidity to complete a comprehensive restructuring process. However, until such time that an agreement is reached to restructure our borrowing commitments, substantial doubt remains over our ability to continue as a going concern. Our business operations remain unaffected by the negotiations and related contingency planning efforts, and we expect to meet our ongoing customer and business counterparty obligations as they become due.